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                                                                  EXHIBIT 23.2


                        [Arthur Andersen LLP Letterhead]

                          CONSENT TO USE OF REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 3, 1998, incorporated by reference in Chico's FAS, Inc.'s Form 10-K for the fiscal year ended January 31, 1998, and to all references to our Firm included in this Registration Statement.

                                        /s/ Arthur Andersen LLP

Tampa, Florida
December 17, 1998